UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2023

SPHERE ENTERTAINMENT CO.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39245	84-3755666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (725) 258-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	SPHR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2023, Gautam Ranji, Executive Vice President, Chief Financial Officer and Treasurer of Sphere Entertainment Co. (the “Company”), resigned effective as of November 3, 2023. His departure from the Company is not a result of any disagreement with the Company’s independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure or internal controls.

Based on Mr. Ranji’s service to the Company, and subject to his execution and non-revocation of a separation agreement and release with the Company and compliance with post-termination restrictive covenants, the Company has agreed to provide Mr. Ranji (i) a pro rata portion of any annual cash incentive earned for performance in the 2024 fiscal year under the Management Incentive Performance Plan based on actual Company performance and (ii) the continued vesting of Mr. Ranji’s outstanding restricted stock units and performance stock units subject to satisfaction of any applicable performance criteria. The Company understands that similar treatment will be sought for the restricted stock units and performance stock units issued by Madison Square Garden Entertainment Corp. (“MSGE”) in respect of Mr. Ranji’s outstanding Company restricted stock units and performance stock units in connection with the distribution of MSGE common stock to the Company’s stockholders on April 20, 2023.

In connection with Mr. Ranji’s resignation, Greg Brunner, the Company’s Senior Vice President, Controller and Principal Accounting Officer, assumed the responsibilities of principal financial officer on an interim basis, effective as of November 3, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERE ENTERTAINMENT CO.
(Registrant)

By:	/s/ Mark Cresitello
Name: Mark Cresitello
Title: Secretary

Dated: November 3, 2023

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